July 22, 2016
Dear Fellow Shareholder,

EAGLE CAPITAL APPRECIATION FUND EAGLE GROWTH & INCOME FUND EAGLE SERIES TRUST
International Stock Fund Investment Grade Bond Fund Mid Cap Growth Fund
Mid Cap Stock Fund Small Cap Growth Fund Smaller Company Fund Tactical Allocation Fund Tax-Exempt Bond Fund
880 Carillon Parkway
St. Petersburg, Florida 33716 (800) 421-4184

You are cordially invited to attend a Special Meeting of Shareholders ("Meeting") of the above Eagle Funds (each, a "Fund" and collectively, the "Funds") to be held at 880 Carillon Parkway, St. Petersburg, Florida 33716 on September 26, 2016 at 10:00 a.m. Eastern Time.
The Meeting has been called by the Boards of Trustees ("Board") of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each, a "Trust") to vote on a proposal to elect each Trust's six current Trustees and three additional Trustees (the "Proposal"). Five of the six current Trustees and two of the proposed additional Trustees are currently deemed independent of the Trusts and Eagle Asset Management, Inc., the Funds' investment adviser, as they are not "interested persons" as defined in the Investment Company Act of 1940, as amended.
Each Trust's Board has unanimously approved the Proposal and recommends that you vote FOR the Proposal, which is further described in the attached Proxy Statement.
We encourage you to read the Proxy Statement in full. Following this letter are questions and answers regarding this proxy solicitation. The information is designed to help you cast your vote as a shareholder of a Fund, and is being provided as a supplement to, and not a substitute for, your proxy materials.
The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card for the Funds are enclosed. Please read them carefully. If you are unable to attend the Meeting in person, we urge you to sign, date, and return the proxy card (or vote by Internet or telephone) so that your shares may be voted in accordance with your instructions. Voting your shares in a timely manner helps the Funds avoid additional costs.
Your vote is important to us. Thank you for taking the time to consider this important proposal.
Sincerely,

J. Cooper Abbott President

EAGLE CAPITAL APPRECIATION FUND EAGLE GROWTH & INCOME FUND EAGLE SERIES TRUST
International Stock Fund Investment Grade Bond Fund Mid Cap Growth Fund
Mid Cap Stock Fund Small Cap Growth Fund Smaller Company Fund Tactical Allocation Fund Tax-Exempt Bond Fund

880 Carillon Parkway, St. Petersburg, Florida 33716 (800) 421-4184

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

September 26, 2016

To the Shareholders:

      A Special Meeting of Shareholders ("Meeting") of the above Eagle Funds (each, a "Fund" and collectively, the "Funds") will be held at the offices of Eagle Asset Management, Inc. ("Eagle"), each Fund's investment adviser, 880 Carillon Parkway, St. Petersburg, Florida 33716 on September 26, 2016 at 10:00 a.m. Eastern Time to consider the proposal to elect the current Trustees of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (collectively, the "Trusts") and three new Trustees for the Trusts (the "Proposal").

   The Board of Trustees of the Trusts unanimously recommends that you vote in favor of the Proposal.

      The Proposal is discussed in greater detail in the attached Proxy Statement. Shareholders will also be asked to consider and act upon any other business that may properly come before the Meeting or any adjournments thereof. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on July 15, 2016 ("Record Date").  If you attend the Meeting, you may vote your shares in person.

      Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on September 26, 2016, or Any Adjournment Thereof. This Notice and the Proxy Statement are available on the Internet at www.eagleasset.com/prospectus.htm and www.proxyvote.com. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

      We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees,

Daniel R. Dzibinski Secretary
Eagle Capital Appreciation Fund Eagle Growth & Income Fund Eagle Series Trust

Dated: July 22, 2016 St. Petersburg, Florida

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that you vote even if your account was closed after the July 15, 2016 Record Date.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. If you sign, date and return the proxy card but give no instructions, your shares will be voted "FOR" the Proposal described above and "FOR" or "AGAINST" any other matter acted upon at the Meeting in the discretion of the persons named as proxies. Alternatively, you may vote your proxy on the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.

If we have not received your voting instructions by August 5, 2016, we may contact you again for your vote. To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.

Notice to Corporations and Partnerships: Proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy card(s) will not be voted.

EAGLE CAPITAL APPRECIATION FUND EAGLE GROWTH & INCOME FUND EAGLE SERIES TRUST
International Stock Fund Investment Grade Bond Fund Mid Cap Growth Fund
Mid Cap Stock Fund Small Cap Growth Fund Smaller Company Fund Tactical Allocation Fund Tax-Exempt Bond Fund

INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposal in the Proxy Statement ("Proposal"), in "Question and Answer" format, to help you understand and vote on the Proposal. Your vote is important. Please vote.

Q.         Why am I receiving this proxy statement?

A.         You are receiving these proxy materials - that include the proxy statement and your proxy   card
- because you have the right to vote on the Proposal, which concerns The Eagle Capital Appreciation Fund, the Eagle Growth & Income Fund and the Eagle Series Trust (each a "Trust" and collectively the "Trusts").

Q.         What is the Proposal about?

A.   This proxy statement seeks your vote as a shareholder of one or more series of the Trusts, consisting of the Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, Eagle Smaller Company Fund, Eagle Tactical Allocation Fund, and Eagle Tax-Exempt Bond Fund (each, a "Fund" and collectively, the "Funds"), on the Proposal to elect each Trust's six current Trustees and three additional Trustee nominees to the Board of Trustees of each Trust (collectively, the "Board").

The three new Trustee nominees are John Carter, Stephen Roussin and Court James. The six current Trustees are J. Cooper Abbott, Keith B. Jarrett, William J. Meurer, Liana O'Drobinak, James L. Pappas, and Deborah L. Talbot.

Q.         How many of the nominees will be Independent Trustees if elected?

A. Seven of the nine nominees will be Independent Trustees (i.e., Trustees who are not "interested persons" of the Trusts as that term is defined in the Investment Company Act of 1940, as amended), if elected. Messrs. Abbott and James each would be a Trustee who is an "interested person" of the

Trusts as a result of their positions with Eagle Asset Management, Inc., the Funds' investment adviser.

Q. If elected, when will the new nominees join the Board?

A.       If elected, Messrs. James, Carter and Roussin will join the Board effective as of the adjournment   of the special meeting of shareholders to be held on or about September 26, 2016 at 10:00 a.m. Eastern Time.

Q. How long will each Trustee serve?

A. If elected, each Trustee will serve for life or until he or she is resigns, retires or is removed. In accordance with the Trusts' Board Governance Policy, an Independent Trustees is required to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

Q. Who is entitled to vote at the special meeting of shareholders?

A.     Shareholders of record of a Fund as of the close of business on July 15, 2016 (the "Record Date") are entitled to be present and vote at the special meeting or any adjournment thereof. Shareholders of record of a Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold.

Q. How do I cast my vote?

A. You may vote on the internet at the website provided on your proxy card or you may vote by  telephone using the toll-free telephone number found on your proxy card. You may also use the enclosed postage prepaid envelope to mail your proxy card to the Trusts. Please follow the enclosed instructions to use these methods of voting.  You may also vote in person at the special meeting.

Q. What if I cannot attend the special meeting in person?

A.    Whether or not you plan to attend the special meeting and regardless of the number of shares that  you own, please authorize the proxies to vote your shares by marking, signing and returning the enclosed proxy card in the postage prepaid envelope provided. You also may vote by using the toll-free telephone number or by internet according to the instructions noted on the enclosed proxy card. If a quorum of shareholders is not attained for the special meeting, then the special meeting may be adjourned to allow time to solicit additional proxies or the proxy materials may need to be re-issued.

Q. I am a small investor.  Why should I bother to vote?

A.    Your vote is needed to ensure that a quorum is present at the special meeting so that the Proposal  can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further proxy solicitations. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Trusts may not receive enough votes to go forward with the special meeting. If this happens, we may need to solicit votes again, which increases costs.

Q. Where can I obtain additional information about the Proposal?

A. The Proposal is discussed in more detail in the enclosed proxy statement, which we encourage you to read.

Q. How does the Board recommend that I vote?

A. After   careful   consideration,  the   Board,  including  the   Independent   Trustees,  unanimously recommends that you vote FOR the Proposal.

EAGLE CAPITAL APPRECIATION FUND EAGLE GROWTH & INCOME FUND EAGLE SERIES TRUST
International Stock Fund Investment Grade Bond Fund Mid Cap Growth Fund
Mid Cap Stock Fund Small Cap Growth Fund Smaller Company Fund Tactical Allocation Fund Tax-Exempt Bond Fund
880 Carillon Parkway, St. Petersburg, Florida 33716 (800) 421-4184

PROXY STATEMENT

Special Meeting of Shareholders September 26, 2016

INTRODUCTION

      This Proxy Statement is being furnished to the shareholders of each of the above Eagle Funds (each, a "Fund" and collectively, the "Funds") in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on September 26, 2016 at 10:00 a.m. Eastern Time at the offices of Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about July 30, 2016.

      As more fully described in this Proxy Statement, the purpose of the Meeting is to consider the proposal to elect the current Trustees of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (collectively, the "Trusts") and elect three new Trustees for the Trusts (the "Proposal") and to act upon any other business that may properly come before the Meeting or any adjournments thereof.

VOTING INFORMATION

      If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Funds, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" the Proposal, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

      This solicitation is being made primarily by the mailing of this proxy statement and the accompanying proxy cards. Supplementary solicitations may be made by mail or telephone by representatives of the Trusts or Eagle. The Funds will bear the cost of preparing, printing and mailing the proxy statement and soliciting and tabulating proxies. The expenses will be allocated among the Funds evenly.

      The close of business on July 15, 2016 has been established as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date"). Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes.

      Quorum and Adjournment: The presence at the Meeting, in person or by proxy, of shareholders entitled to vote a majority of the Funds' shares is required for a quorum for the Proposal. In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or in the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be withheld with respect to such item "AGAINST" such an adjournment. A shareholder vote may be taken on the Proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Required Vote: For the Proposal, the affirmative vote of a plurality of the votes of each Trust cast at the Meeting on the election of Trustees is required to elect a Trustee. Each Trust will vote separately on the Proposal.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be counted as votes cast. Accordingly, abstentions and broker non- votes effectively will have no impact on the Proposal because the required vote is a plurality of the votes cast at the Meeting.

      The most recent Annual and Semi-Annual Reports for each Fund, including financial statements, previously have been furnished to shareholders. If you would like to receive additional copies of these reports free of charge, please write to Eagle Mutual Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716 or call toll-free at 1-800-421-4184. The Reports also are available on the Funds' website at www.eagleasset.com and the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

PROPOSAL: ELECTION OF TRUSTEES
Funds Affected: All

      The Board of each Fund recommends that shareholders of each Fund elect three new Trustee nominees, John Carter, Stephen Roussin and Court James, and elect the incumbent Trustees, J. Cooper Abbott, Keith B. Jarrett, William J. Meurer, Liana O'Drobinak, James L. Pappas, and Deborah L. Talbot (collectively, the "Nominees"). The Board currently consists of six Trustees, and the Trustees have determined to increase the size of the Board to nine members. If elected, Messrs. James, Carter and Roussin will become new Trustees effective as of the adjournment of the Meeting.

      If elected, each Nominee would serve as a Trustee for life unless he or she resigns, retires or is removed. The Trustees who are deemed not "interested" ("Independent Trustees") as that term is defined in the Investment Company Act of 1940 (the "1940 Act") have adopted a Board Governance Policy that requires an Independent Trustee to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.
      If elected, it is expected that Messrs. Carter and Roussin would serve as Independent Trustees. Mr. James would be deemed an "interested" person ("Interested Trustee") as that term is defined in the 1940 Act due to his employment with Eagle.

      On May 20, 2016, the Board, including the Independent Trustees, nominated each of the nine Nominees for election or re-election to the Board. The Independent Trustees have sought to sustain a Board with members that have backgrounds and experiences that are diverse and relevant to the variety of tasks and issues that face a mutual fund board. Pertinent information about each Nominee as of May 31, 2016 is set forth below.

      The persons named as proxies on the enclosed proxy card will vote "FOR" the election of each Nominee unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for a Nominee. Each Nominee has consented to be named in this Proxy Statement and has indicated a willingness to serve if elected. Neither the Board nor management has any reason to believe that any Nominee will be unavailable for election. However, if any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.

Information Concerning Nominees

      Information is provided below for each Nominee for election at the Meeting. The first section of the table lists information for each Nominee who would serve as an Interested Trustee by virtue of their positions with Eagle. Information for each Nominee who would be deemed an Independent Trustee appears in the second section of the table. The address of each Nominee is 880 Carillon Parkway, St. Petersburg, FL 33716.

Nominees

Name, Birth Year , Position Held or to be Held, Term of Office(a) and Length of Time Served
Principal Occupation(s) During Past Five Years
Number of Funds Overseen or to be Overseen in Fund Complex
Other Directorships held by Trustee for the Past Five Years
Interested Trustee Nominees(b):

J. Cooper Abbott (1969) Trustee since 2012 President since 2016
Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Director of ClariVest Asset Management LLC since 2012; Director, Eagle Fund Services, Inc. since 2009; President, Eagle Boston Management, Inc. since 2009
10
N/A
Court James (1974) Trustee Nominee
Executive Vice President, Carillon Tower Advisers since 2016, Vice President, New Business Development of Eagle 2010-2016
10
 Raymond James Bank
Independent Trustee Nominees:

John Carter (1961)
Trustee Nominee
Law Office of John K. Carter, P.A. since 2015, Founder, Global Recruiters of St. Petersburg since 2012; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012
10
RiverNorth Funds; Operation Par (nonprofit)
Keith B. Jarrett, PhD (1948) Trustee since 2005
Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003
10
  Safeguard Scientific, Inc.

William J. Meurer (1943) Trustee since 2003
Private investor and financial consultant since 2000
10
Sykes Enterprises, Inc. (c); Walter Investment Mgmt. Corp.; LifeLink Foundation (private)
Liana O'Drobinak (1963)
Trustee since 2014
Managing Member, Bay Consulting Partners, LLC since 2010; Board Member, Florida Prepaid College Board, 2012-2014; Board Member, Health Insurance Innovations, Inc., 2/2013-10/2013
10
N/A
James L. Pappas, PhD (1943) Trustee since 1989; Chairman of the Board of Trustees since 2012
Private investor
10
Walter Investment Mgmt. Corp.
Stephen Roussin (1963) Trustee Nominee
President, SR2X Consulting since 2013; Chief Executive Officer and President, Campbell & Company 2011 - 2012
10
Ramuis IDF Fund
Deborah L. Talbot, PhD (1950)
Trustee since 2002
Independent Consultant; Principal, Lazure Enterprises, since 2013; Director, ethiKids, Inc. (child development) 2009-2011; Deans' Advisory Board, College of Arts and Sciences, University of Memphis since 2002
10
N/A
(a) Trustees serve for life or until they resign, retire or are removed. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.
(b) Mr. Abbott is, and Mr. James would be, an Interested Trustee as that term is defined by the 1940 Act. Messrs. Abbott and James are affiliated with ClariVest, Cougar Global Investments, Eagle Fund Distributors, Eagle and Raymond James Financial.
(c) Sykes Enterprises, Inc. is a technical support company.

Experience and Qualification of Nominees

      J. Cooper Abbott: Mr. Abbott has extensive experience in the investment management business, including as Co-Chief Operating Officer of Eagle. In addition, he acquired specialized knowledge of investment management matters while serving as Director of Asset Management Services of RJF and Senior Vice President of Institutional Sales of Eagle.

      John Carter: Mr. Carter has extensive experience in the investment management  business, including as president, chief executive officer and general Counsel of a global asset management firm and service as a chairman of the board of registered investment companies.

      Court James: Mr. James has extensive financial and organizational management experience, including service as a board member of Raymond James Bank, Eagle Asset Management, Cougar Global Investments and ClariVest Asset Management, Vice President of New Business Development for Eagle, Director of Human Resources at Raymond James Financial, and service as a director of numerous non-profit organizations.

      Keith B. Jarrett: Dr. Jarrett has extensive financial and organizational management experience, including as a senior executive of a global financial information and technology corporation, founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.

      William J. Meurer: Mr. Meurer has extensive financial and organizational management experience as a managing partner with a large public accounting firm, service as a director of numerous public and private companies, service as a trustee of a hospital and multiple years of service as a Trustee.

      Liana O'Drobinak: Ms. O'Drobinak has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board.

      James L. Pappas: Dr. Pappas has extensive financial experience as a professor of banking, economics and finance at public universities, President of a graduate school of banking and multiple years of service as a Trustee.

      Stephen Roussin: Mr. Roussin has extensive financial and organizational management experience, including service as president and chief executive officer of a private investment company, managing director of a global asset management firm, chief operating officer and president of a large financial services firm, and president of a private consulting business.

      Deborah L. Talbot: Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.

Board Leadership Structure and Standing Board Committees

      The Board is responsible for and oversees the overall management and operations of each Trust and the Funds. It establishes the major policies, reviews investments, and provides guidelines to Eagle and others who provide services to the Funds. The Board met four times during the last fiscal year. Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees") constitute more than three-quarters of the Board. In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the Funds.

        The Board has a Nominating Committee, an Audit Committee, a Compliance Committee and a Qualified Legal Compliance Committee.

Nominating Committee

      The Funds have a Nominating Committee, currently consisting of Dr. Jarrett, Mr. Meurer, Dr. Pappas, Dr. Talbot and Ms. O'Drobinak, each of whom is an Independent Trustee. The Board will appoint Messrs. Carter and Roussin to serve on the Nominating Committee upon their election by shareholders. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates. The Nominating Committee did not meet during the most recent fiscal year. The Nominating Committee met once in May 2016.

      In proposing the Nominees, the Nominating Committee considered factors, including but not limited to, the general knowledge, background and experience of each Nominee. Specifically, the Nominating Committee considered whether Nominees possess a very high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considered the extent to which a candidate possesses sufficiently diverse skill sets and diversity characteristics that would contribute to the Board's overall effectiveness.

      The Nominating Committee may consider recommendations for potential candidates from any source, including Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate. In determining potential candidates' qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. Messrs. Carter Roussin and James were recommended to the Nominating Committee by the Funds' Principal Executive Officer, independent registered public accounting firm ("Independent Accountants") and the Funds' President, respectively. They were selected from a pool of potential candidates recommended by members of the Board, legal counsel to the Independent Trustees, management and the Independent Accountants.

      The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Nominating Committee at an address to be maintained by the Fund for this purpose. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate's business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. Successful candidates must meet several other criteria as set forth in the Nominating Committee charter, which is attached as Exhibit A to this proxy statement.
Audit Committee

      The Funds have an Audit Committee, currently consisting of Mr. Meurer, Ms. O'Drobinak and Dr. Pappas, each of whom is an Independent Trustee. The Board will appoint Mr. Roussin to serve on the Audit Committee upon his election by shareholders. Mr. Meurer serves as Chairman of the Audit Committee and is the Funds' designated Audit Committee Financial Expert. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board as to the selection, appointment, retention, compensation and termination of each Trust's Independent Accountants, review and evaluate the Independent Accountants' independence and qualifications, oversee the work of the Independent Accountants, review information and reports provided by management and the Independent Accountants with respect to each Trust's financial statement and internal controls and address any other matters regarding audits and financial statements. The Audit Committee met five times during the most recent fiscal year.

Compliance Committee

      The Funds have a Compliance Committee, currently consisting of Dr. Talbot and Dr. Jarrett, each of whom is an Independent Trustee. The Board will appoint Mr. Carter to serve on the Compliance Committee upon his election by shareholders. Dr. Talbot serves as Chairman of the Compliance Committee. The primary responsibilities of the Compliance Committee are: to oversee each Trust's compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management's implementation and enforcement of the Trusts' compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.

Qualified Legal Compliance Committee

      The Funds have a Qualified Legal Compliance Committee, currently consisting of Dr. Jarrett, Mr. Meurer, Ms. O'Drobinak, Dr. Pappas and Dr. Talbot, each of whom is an Independent Trustee. The Board will appoint Messrs. Carter and Roussin to serve on the Qualified Legal Compliance Committee upon their election by shareholders. The primary responsibility of the Qualified Legal Compliance Committee is to: (i) receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by a Trust or by any officer, director, employee, or agent of the Trust; (ii) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder; and perform such other duties as may be assigned to it, from time to time, by the Board. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

Risk Oversight

      Consistent with its responsibility for oversight of the Trusts and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trusts and the Funds. Eagle, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trusts and the Funds.

      In general, a Fund's risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trusts and the Funds. In addition, under the general oversight of the Board, Eagle, the Funds' subadvisers and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, Eagle oversees and regularly monitors the investments, operations and compliance of the Funds' subadvisers.

      The Board also oversees risk management for the Trusts and the Funds through review of regular reports, presentations and other information from officers of the Funds and other persons. The Funds' CCO and senior officers of Eagle regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Eagle and the Funds' subadvisers with respect to the Funds' investments. In addition to regular reports from Eagle, the Board also receives reports regarding other service providers to the Funds, either directly or through Eagle or the Funds' CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds' CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Eagle and the Funds' subadvisers in connection with the Board's consideration of the renewal of: (1) each of the Trusts' agreements with Eagle and the Funds' subadvisers; (2) the Trusts' agreements with EFD; and (3) the Trusts' distribution plans under Rule 12b-1 under the 1940 Act.

      The Funds' Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters. In addition, the Audit Committee receives regular reports from the Funds' independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds' CCO to discuss matters relating to the Funds' compliance program.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Eagle, the Funds, the subadvisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve each Fund's goals. As a result of the foregoing and other factors, the Board's ability to manage risk is subject to substantial limitations.

Shareholder Communications

      Shareholders may communicate with the Board (or individual Trustees serving on the Board) by sending written communications, addressed to the Board as a group or to any individual Trustee, to the Funds at 880 Carillon Parkway, St. Petersburg, Florida 33716. The Funds will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be. The Secretary of the Trusts may determine not to forward any letter that does not relate to the business of the Fund.
Trustee Compensation
      Effective January 1, 2016, each Independent Trustee of the Trusts who is not an employee of Eagle or its affiliates receives an annual retainer of $58,000 and an additional fee of $5,000 for each combined quarterly meeting of the Trusts attended. In addition, each Audit Committee and Compliance Committee member receives $1,000 per meeting (in person or telephonic). The Independent Chairman receives an annual retainer of $25,000, the Audit Committee Chairperson receives an annual retainer of $15,000, and the Compliance Committee Chairperson receives an annual retainer of $15,000. Trustees' fees and expenses are paid equally by each Fund. Prior to January 1, 2016, each Independent Trustee received an annual retainer of $48,000.

      The following table shows the compensation earned by each current Trustee based on each Trust's last fiscal year. No Trustee will receive any benefits upon retirement.  Thus, no pension  or retirement benefits have accrued as part of any of any Trust's expenses. No officer, director or employee of Eagle receives any compensation from the Trusts for acting as a Trustee or officer.

Aggregate Compensation from:
Total Compensation From the Trusts and the Eagle Family of Funds(a) Paid to Trustees

Trustee Name

  Capital Appreciation

Growth & Income

Series Trust

Interested Trustee Nominees:
J. Cooper Abbott
$0
$0
$0
$0
Court James
$0
$0
$0
$0
Independent Trustee Nominees:
John Carter
$0
$0
$0
$0
Keith Jarrett
$8,611.11
$8,611.11
$55,777.78
$73,000.00
William J. Meurer
$10,298.61
$10,298.61
$66,652.78
$87,250.00
Liana O'Drobinak
$8,500.00
$8,500.00
$55,000.00
$72,000.00
James L. Pappas
$11,562.49
$11,562.49
$74,875.02
$98,000.00
Steve Roussin
$0
$0
$0
$0
Deborah L. Talbot
$10,131.95
$10,131.95
$65,486.10
$85,750.00
       (a) The Eagle Family of Funds, as of October 31, 2015, consisted of three separate registered investment companies, which included Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, and 9 portfolios of those companies.

Trustee Share Ownership

      The following table shows the amount of equity securities in the Funds owned by the Trustees as of May 31, 2016:

Dollar Range of Equity Securities Owned:

Interested Nominees

Independent Nominees

J. Cooper Abbott
Court James
John Carter
Keith Jarrett
William J. Meurer
   Liana O'Drobinak
James L. Pappas
 Steve Roussin
Deborah
L. Talbot
Capital
Appreciation
$1 -
$10,000
None
None
$10,001 -
$50,000
$10,001 -
$50,000
$10,001 -
$50,000
$10,001 -
$50,000
None
$50,001 -
$100,000
Growth & Income
$10,001 -
$50,000
Over
$100,000
None
$10,001 -
$50,000
$10,001 -
$50,000
None
$50,001 -
$100,000
None
$10,001 -
$50,000
International Stock
$1 -
$10,000
None
None
$10,001 -
$50,000
None
None
$10,001 -
$50,000
None
$10,001 -
$50,000
Investment Grade Bond
$10,001 -
$50,000
None
None
None
$10,001 -
$50,000
None
$10,001 -
$50,000
None
$1 -
$10,000
Mid Cap
Growth
$10,001 -
$50,000
$50,001 -
$100,000
None
$10,001 -
$50,000
$50,001 -
$100,000
None
$10,001 -
$50,000
None
$50,001 -
$100,000
Mid Cap
Stock
$10,001 -
$50,000
$10,001 -
$50,000
None
None
$10,001 -
$50,000
None
$10,001 -
$50,000
None
None
Small Cap Growth
$10,001 -
$50,000
Over
$100,000
None
$10,001 -
$50,000
Over
$100,000
$10,001 -
$50,000
$10,001 -
$50,000
None
$1 -
$10,000
Smaller
Company
$10,001 -
$50,000
None
None
None
$50,001 -
$100,000
None
$10,001 -
$50,000
None
None
Tactical
Allocation
$10,001 -
$50,000
None
None
None
None
None
$10,001 -
$50,000
None
$10,001 -
$50,000
Tax-Exempt Bond(a)
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
Aggregate Dollar Range of Securities in Eagle Family of Funds(a) (b)

Over
$100,000

Over
$100,000

None

$50,001 -
$100,000

Over
$100,000

$10,001 -
$50,000

Over
$100,000

None

Over
$100,000
       (a) Eagle Tax-Exempt Bond Fund has not commenced operations as of the date of this Proxy Statement.
       (b) The Eagle Family of Funds, as of May 31, 2016, consisted of three separate registered investment companies, which included Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, and 10 portfolios of those companies.

Interest in the Adviser

      As of the past five years ended June 30, 2016, no Nominee to be an Independent Trustee, or any immediate family member of such a Nominee, had any direct or indirect interest in: (i) the Funds' investment adviser or distributor or (ii) any person (other than a registered investment company or series thereof) directly or indirectly controlling, controlled by, or under common control with the investment adviser or distributor.

Officers (a)

      The following is a list of the Officers of the Trusts with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Eagle Fund Distributors or Eagle.

Officers
Name, Birth Year and Position, Term of Office(b) and Length of Time Served
Principal Occupation(s) During Past Five Years
J. Cooper Abbott (1969)
Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Director of ClariVest Asset Management LLC since 2012; Director, Eagle Fund Services, Inc. since 2009; President, Eagle Boston Management, Inc. since 2009
Susan L. Walzer (1967) Principal Executive Officer since 2011
Vice President of Fund Administration since 2011; Chief Compliance Officer of Eagle Family of Funds and Eagle Fund Services, Inc. ("EFS")(c) 2007-2011;
Carolyn K. Gill (1978)
Principal Financial Officer and Treasurer since 2011
Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively
Daniel R. Dzibinski (1974)
Chief Compliance Officer and Secretary since 2011
Manager of Fund Compliance for Eagle since 2011; Director of Compliance for Eagle 2007-2011
(a) Richard J. Rossi served as President of the Trusts from March 2010 to April 2016. Mr. Rossi also served as President and Co-Chief Operating Officer of Eagle from 2009 and 2007, respectively, to 2016; Director of ClariVest Asset Management, LLC since 2012; Executive Vice President of Eagle 2000-2009; President and Director of EFD 2005-2011; Chief Executive Officer and Director of EFD since 2011.
(b) Officers each serve one year terms.
(c) Prior to September 13, 2010, EFS served as the funds' transfer agent.

Required Vote and Recommendation of the Board

      Election of each Nominee as a Trustee requires the vote of a plurality of the votes cast at the Meeting in person or by proxy by all shares of such Trust, provided that a quorum is present. Shareholders who vote FOR the Proposal will vote FOR each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee(s) may do so on the proxy card.

      The Board unanimously recommends that shareholders vote "FOR" the election of each Nominee as set forth in the Proposal.

Other Information

Management and Other Service Providers

Set forth below is a description of the current service providers of the Funds.

      Adviser. Eagle Asset Management, Inc., each Fund's investment adviser, or Eagle, is the manager and investment advisor for the Funds and is responsible for overseeing and implementing each Fund's investment program and managing the day-to-day investment activity and general operations of each Fund. Eagle was founded in 1976. In addition to managing and advising the Funds, Eagle provides investment advisory services to a broad variety of individual, corporate and other institutional clients. All the capital stock of Eagle is owned by Raymond James Financial, Inc. ("RJF"). RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33716.

      Subadvisers. ClariVest Asset Management LLC ("ClariVest"), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as the subadviser to the Capital Appreciation Fund and the International Stock Fund. Eagle currently owns a 45% interest in ClariVest. Under certain circumstances, Eagle may increase its ownership interest in future years. The principals of ClariVest own the remaining 55% of the company. ClariVest was founded in 2006. Cougar Global Investments Limited ("Cougar Global"), 357 Bay Street, Suite 1001, Toronto, Ontario, Canada M5H 2T7, serves as the subadviser to the Tactical Allocation Fund. Effective April 30, 2015, Cougar Global was acquired by RJF. Prior to April 30, 2015, Cougar Global was an independent investment management firm.  Cougar Global was founded in 1993.

      Principal Underwriter and Distributor. Eagle Fund Distributors, Inc. ("EFD") (the "Distributor"), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds' shares is continuous, and the Distributor will distribute the shares on a best-efforts basis. EFD is a subsidiary of Eagle.

      Administrator. U.S. Bancorp Fund Services, LLC, ("USBFS"), provides various administrative and accounting services necessary for the operations of the Funds. Services provided by USBFS include: facilitating general Fund management; handling disbursement of Trustee annual compensation for the Funds: monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund's general ledger, the preparation of each Fund's financial statements, the determination of the net asset value of each Fund's assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. Eagle has also retained USBFS to serve as the transfer agent for each Fund. As the Funds' transfer agent, USBFS performs shareholder service functions such as maintaining the records of each shareholder's account, answering shareholders' inquiries concerning their accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other accounting and shareholder service functions. USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Independent Registered Certified Public Accounting Firm.

      The Audit Committee, composed of the Independent Trustees of the Trust, has appointed PricewaterhouseCoopers LLP ("PwC"), 4040 West Boy Scout Blvd., Suite 1000, Tampa, Florida 33607, as the independent registered certified public accounting firm to each Fund for the fiscal year ending October 31, 2016. PwC is subject to annual appointment by the Audit Committee. PwC conducts an annual audit of each Fund's financial statements and performs tax and accounting advisory services.

      The following tables set forth for each Fund the aggregate fees billed by PwC for the fiscal years ended October 31, 2014, and 2015 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Trusts' investment adviser and any entity controlling, controlled by, or under common control with the Trusts' investment adviser that relate directly to the Fund's operations and financial reporting under the following captions:

(i) Audit Fees - fees related to the audit of the Fund' financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(ii) Audit-Related Fees - fees related to assurance and other services that are reasonably related to the performance of the audit, but not reported under "Audit Fees."

(iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning services.

(iv) All Other Fees - fees for products and services provided to the Fund by PwC other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

Fund
Fiscal Year
Audit Fees
Audit- Related Fees
Tax Fees
All Other Fees
Eagle Capital Appreciation Fund
2015
$39,376
$1,729
$4,803
$0

2014
$33,007
$1,970
$5,973
$0
Eagle Growth & Income Fund
2015
$39,376
$1,729
$4,803
$0

2014
$33,007
$1,970
$5,973
$0
Eagle International Stock Fund
2015
$39,376
$1,729
$4,803
$0

2014
$33,007
$1,970
$5,973
$0
Eagle Investment Grade Bond Fund
2015
$47,718
$2,095
$4,803
$0

2014
$40,000
$2,387
$5,973
$0
Eagle Mid Cap Growth Fund
2015
$39,376
$1,729
$4,803
$0

2014
$33,007
$1,970
$5,973
$0
Eagle Mid Cap Stock Fund
2015
$39,376
$1,729
$4,803
$0

2014
$33,007
$1,970
$5,973
$0
Eagle Small Cap Growth Fund
2015
$39,376
$1,729
$4,803
$0

2014
$33,007
$1,970
$5,973
$0
Eagle Smaller Company Fund
2015
$44,126
$1,729
$4,803
$0

2014
$40,507
$1,970
$8,473
$0
Eagle Tactical Allocation Fund
2015
$0
$0
$0
$0

2014
$0
$0
$0
$0
Eagle Tax-Exempt Bond Fund
2015
$0
$0
$0
$0

2014
$0
$0
$0
$0

      Fees billed by PwC for the fiscal years ended October 31, 2015 and October 31, 2014 totaled $137,540 and $122,150, respectively, for non-audit services provided to the Trusts' investment adviser and any entity controlling, controlled by, or under common control with the Trusts' investment adviser that relate directly to the Funds' operations and financial reporting.

      The Trusts' Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trusts) is responsible for pre-approval of all auditing services performed for the Trusts. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board

(including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trusts or for any service affiliate of the Trusts. The Trusts' Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trusts' Audit Committee pre- approved all fees described above which PwC billed to the Trusts.

      Representatives of PwC are not expected to be present at the special meeting of shareholders. Should any representatives of PwC attend the meeting they will have an opportunity to make a statement if they so desire.

Proxies

      Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling the number on the enclosed proxy card; or you may vote on the internet by accessing the website address on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Funds a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum

      A quorum must be present at the meeting for the transaction of business. Under each Trust's Declaration of Trust, a quorum is defined as the presence, in person or by proxy, of a majority of the shares of the Trusts entitled to vote on the proposal.

Adjournment

      In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of shares of the Funds, present or represented by proxy at the meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be withheld with respect to any such proposal against adjournment.

Solicitation of Proxies

      Proxies are solicited primarily by mail. Additional solicitations may be made by telephone by officers or employees of the Funds and Eagle or by proxy soliciting firms retained by the Funds. The Funds have retained Broadridge Financial Solutions, Inc. (the "Solicitor") to provide proxy solicitation  services  in  connection  with  the  meeting  at  an  estimated  cost  of  approximately
$250,000, as well as the reimbursement of reasonable out-of-pocket expenses. The Solicitor will also be responsible for printing and mailing the proxy statement as well as providing proxy tabulation services. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The Funds will bear the costs of preparing, printing and mailing the proxy statements and soliciting and tabulating proxies.

      As the meeting date approaches, the shareholders of the Funds may receive a call from a representative of the Solicitor if the Funds have not yet received their proxies. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the proxies of the shareholders are accurately determined. In all cases where a telephonic proxy is solicited, the Solicitor's representative is required to ask the shareholder for the shareholder's full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this proxy statement in the mail. If the shareholder solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor's representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's votes on each proposal. The Solicitor's representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. The Solicitor will record the shareholder's proxy on the card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder's vote and ask the shareholder to call the Solicitor immediately if the shareholder's proxy is not correctly reflected in the confirmation.

Record Date and Outstanding Shares

      Only shareholders of the Funds at the close of business on the Record Date (July 15, 2016) are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof. Shareholders are entitled to one vote for each full share held and are entitled to fractional votes for fractional shares.

      As of the Record Date, the aggregate number of outstanding shares of the Trusts that were entitled to vote at the meeting is as follows:

Fund
Class A
Class C
Class I
Class R-3
Class R-5
Class R-6
  Capital Appreciation
4,472,307
2,421,975
3,129,682
31,050
205,301
69
Growth & Income
9,051,882
10,851,677
8,806,908
154,016
15,181
1,861,305
International Stock
377,910
352,354
406,338
43,763
1,743
599
Investment Grade Bond
1,200,032
1,358,485
684,950
13,925
1,520
171
Mid Cap Growth
8,130,142
3,365,850
9,597,139
515,413
3,360,466
7,730,798
Mid Cap Stock
4,998,084
4,918,647
1,616,666
55,991
9,116
34,911
Small Cap Growth
18,056,571
4,512,784
30,065,743
2,047,093
8,405,067
16,576,588
 Smaller Company
1,218,174
1,539,512
671,547
28,788
2,900
186,323
 Tactical Allocation
125,628
43,134
138,146
700
700
700

Control Persons and Principal Shareholders

      A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

      As of the Record Date, the following shareholders were considered to be either a control person or principal shareholder of a Fund. With respect to each shareholder, both the total number of shares owned and the percentage of the relevant Fund and/or class owned are shown.

Capital Appreciation
Name and Address of Principal Holder
Fund Percentage (listed if over 25%)

Class A Shares

Class C Shares

Class I Shares

Class R-3 Shares

Class R-5 Shares

Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL
33.71%
3,459,194
44.13%
1,973,606
55.66%
1,348,079

Pershing LLC Jersey City, NJ

5.57%
249,231
8.60%
208,385
55.09%
1,724,094

Charles Schwab & Co.
San Francisco, CA

7.15%
319,960

First Clearing LLC
Saint Louis, MO

5.81%
140,794

DCGT
Des Moines, IA

25.01%
782,722
10.91%
3,389

Ascensus Trust Co. FBO
The Reis Group 401K Savings Plan
Fargo, ND

39.55%
12,280

Dennis Morgenstern FBO Morgenstern and Herd, PA 401k Tampa, FL

17.60%
5,463

Mid Atlantic Trust Company FBO
Alakai Defense Systems Inc Pittsburgh, PA

7.51%
2,333

Matthew W. Fitzgerald FBO Orchard Made Products Corp 401k
Methuen, MA

6.59%
2,047

US Bank FBO SD Electrical Annuity Plan Milwaukee, WI

52.74%
108,272

State Street Bank and Trust Co Boston, MA

39.63%
81,363

Nationwide Trust Company Columbus, OH

7.33%
15,054

Eagle Asset Mgmt St. Petersburg, FL

100.00%

Growth & Income
Name and Address of Principal Holder
Fund Percentage (listed if over 25%)

Class A Shares

Class C Shares

Class I Shares

Class R-3 Shares

Class R-5 Shares

Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL
43.69%
13,430,725
39.99%
3,620,009
53.31%
5,785,374
45.71%
4,025,342

Morgan Stanley Smith Barney New York, NY

8.72%
789,606

First Clearing LLC
Saint Louis, MO

5.41%
489,688

5.04%
444,061

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL

16.19%
1,756,618

21.88%
1,926,909

17.54%
27,016

UBS
Weehawken, NJ

8.41%
740,349

DCGT
Des Moines, IA

43.92%
67,646

99.91%
1,859,622
Robert Giacovas FBO Lazare Potter & Giacovas 401k
New York, NY

9.49%
14,611

Mid Atlantic Trust Company FBO Gordon H Zuerndorfer MD PA 401K
Pittsburgh, PA

6.64%
10,229

Great-West Trust Company Greenwood Village, CO

5.01%
7,711

Mid Atlantic Trust Company FBO Keith G Wood DDS 401K
Pittsburgh, PA

72.63%
11,026

Matrix Trust Company FBO Eplan Svcs Group Trust
Phoenix, AZ

11.45%
1,739

Ent FPSC of Fredericksburg PC FBO Alerus Financial
St. Paul, MN

6.36%
965

MG Trust Company FBO Comfort Solutions Denver, CO

6.04%
916

International Stock
Name and Address of Principal Holder
Fund Percentage (listed if over 25%)

Class A Shares

Class C Shares

Class I Shares

Class R-3 Shares

Class R-5 Shares

Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL
69.67%
824,006
53.67%
202,820
82.09%
289,238
81.69%
331,948

LPL Financial San Diego, CA

31.57%
119,304

Great-West Trust Company Greenwood Village, CO

99.51%
43,550

Eagle Asset Mgmt St. Petersburg, FL

11.03%
192
32.17%
193
NFS LLC FBO
Mary Lebsack Enterprise, AL

88.97%
1,551

Matrix Trust Company FBO Manhattan-Ogden Denver, CO

67.18%
403

Investment Grade Bond
Name and Address of Principal Holder
Fund Percentage (listed if over 25%)

Class A Shares

Class C Shares

Class I Shares

Class R-3 Shares

Class R-5 Shares

Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL
76.53%
2,494,318
72.50%
870,049
85.99%
1,168,107
66.60%
456,162

Pershing LLC Jersey City, NJ

10.04%
120,467

6.69%
932
86.95%
1,322

Charles Schwab & Co Inc
San Francisco, CA

7.32%
50,156

UBS
Weehawken, NJ

6.31%
43,253

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL

5.72%
39,204

9.08%
1,265

Mid Atlantic Trust Company FBO Palmer Capital Inc 401k Pittsburgh, PA

42.89%
5,972

Mid Atlantic Trust Company FBO Dialyspa Staffing Services

17.73%
2,469

Pittsburgh, PA

MG Trust Co. FBO West Michigan Grinding Service, Inc.
Denver, CO

12.56%
1,748

Mid Atlantic Trust Company FBO Dialyspa Management Services Pittsburgh, PA

9.67%
1,347

Eagle Asset Mgmt St. Petersburg, FL

13.05%
198
100.00%
171

Mid Cap Growth
Name and Address of Principal Holder
Fund Percentage (listed if over 25%)

Class A Shares

Class C Shares

Class I Shares

Class R-3 Shares

Class R-5 Shares

Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL

18.58%
1,510,674
50.08%
1,685,470

DCGT
Des Moines, IA

9.69%
787,956

6.03%
578,697
51.28%
264,315
9.30%
312,646
6.30%
486,827
Charles Schwab & Co Inc
San Francisco, CA

7.02%
570,481

9.62%
923,141

9.92%
333,458

Pershing LLC Jersey City, NJ

7.75%
260,817

First Clearing LLC
St. Louis, MO

7.65%
257,585

Morgan Stanley Smith Barney LLC
New York, NY

5.20%
175,107

UBS
Weehawken, NJ

12.90%
1,237,711

NFS LLC
Covington, KY

22.80%
2,188,061

31.90%
1,071,970
32.12%
2,483,282
PIMS/Prudential Retirement Norwell, MA

6.04%
579,734

State Street Bank & Trust Co Boston, MA

24.16%
124,499

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL

5.00%
480,048

6.80%
35,052

Wells Fargo Bank Charlotte, NC

21.07%
708,122
5.75%
444,752

Great West Trust Co FBO Olympus Corporation of the Americas Overland Park, KS

5.71%
441,447

Mid Cap Stock
Name and Address of Principal Holder
Fund Percentage (listed if over 25%)

Class A Shares

Class C Shares

Class I Shares

Class R-3 Shares

Class R-5 Shares

Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL
38.11%
4,432,997
36.86%
1,842,185
49.11%
2,415,608
10.84%
175,204

Pershing LLC Jersey City, NJ

10.13%
506,464
6.86%
337,619

RBC Capital Markets LLC Minneapolis, MN

6.99%
349,218
9.84%
484,046
32.27%
521,633

Charles Schwab & Co Inc
San Francisco, CA

5.42%
270,894

First Clearing LLC
St. Louis, MO

5.08%
250,092
24.59%
397,479

LPL Financial San Diego, CA

7.37%
119,085

UBS
Weehawken, NJ

6.09%
98,435

Voya Retirement Insurance and Annuity Company Windsor, CT

40.58%
22,719

95.59%
33,371
Ascensus Trust Company FBO Krause Moorhead Draisen PA Fargo, ND

16.73%
9,366

State Street Bank & Trust Co Boston, MA

6.68%
3,740

Great-West Trust Company Greenwood Village, CO

22.84%
2,082

MG Trust Co. FBO Gateway Pharmacy of Phoenix Denver, CO

16.73%
1,525

MG Trust Co. FBO Rybicki Associates

14.35%
1,308

Denver, CO

Brad Hudson FBO Sound Harbor Wealth Partners 401k Wilmington, NC

12.10%
1,103

Counsel Trust DBA MATC
FBO Holly J Carter DDS PA 401K
Pittsburgh, PA

7.93%
723

MG Trust Co. FBO Crystal Bioscience Inc Denver, CO

7.84%
715

Small Cap Growth
Name and Address of Principal Holder
Fund Percentage (listed if over 25%)

Class A Shares

Class C Shares

Class I Shares

Class R-3 Shares

Class R-5 Shares

Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL

8.04%
1,451,561
41.52%
1,873,562

Charles Schwab & Co Inc
San Francisco, CA

32.78%
5,919,095

7.24%
326,532

8.94%
2,687,183

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL

9.74%
439,524

7.10%
2,135,849

5.30%
108,414

First Clearing LLC
Saint Louis, MO

11.93%
538,325
10.25%
3,082,585

Pershing LLC Jersey City, NJ

6.91%
312,033
8.53%
2,565,354

UBS
Weehawken, NJ

5.34%
240,942

NFS LLC
Covington, KY

14.48%
4,352,364

19.49%
1,638,563
22.42%
3,716,408
Voya Retirement Insurance and Annuity Company Windsor, CT

49.74%
1,018,158

DCGT
Des Moines, IA

17.09%
349,847
12.48%
1,048,941
9.63%
1,596,042
State Street Bank & Trust Co Boston, MA

10.66%
218,246

Great-West Trust Co.
Greenwood Village, CO

14.79%
1,242,908

Matrix Trust Company FBO City National Corporation Phoenix, AZ

8.08%
678,979

The Northern Trust Company FBO Goodyear Overland Park, KS

8.32%
1,378,944

Smaller Company
Name and Address of Principal Holder
Fund Percentage (listed if over 25%)

Class A Shares

Class C Shares

Class I Shares

Class R-3 Shares

Class R-5 Shares

Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL
37.70%
1,375,154
54.59%
664,974
37.58%
578,475
19.61%
131,706

RBC Capital Markets LLC Minneapolis, MN

17.08%
208,055

Pershing LLC Jersey City, NJ

5.18%
63,135
42.84%
659,544
17.84%
119,829

Merrill Lynch Pierce Fenner & Smith Jacksonville, FL

14.60%
98,072

67.19%
19,343

LPL Financial San Diego, CA

9.80%
65,836

Charles Schwab & Co Inc
San Francisco, CA

5.10%
34,254

10.51%
19,588
Mid Atlantic Trust Company FBO Gregory's Auto Supply Corporation 401K Pittsburgh, PA

10.38%
2,988

DWS Trust Co. FBO William Reisner Corp 401k
Salem, NH

9.53%
2,742

Mid Atlantic Trust Company FBO Bunn Insurance 401K Pittsburgh, PA

5.21%
1,501

Erik Dochtermann Trustee FBO K D & E Advertising New York, NY

85.45%
2,478

Eagle Asset Mgmt

14.55%

St. Petersburg, FL

422

T Rowe Price Owings Mills, MD

86.44%
161,063

Tactical Allocation
Name and Address of Principal Holder
Fund Percentage (listed if over 25%)

Class A Shares

Class C Shares

Class I Shares

Class R-3 Shares

Class R-5 Shares

Class R-6 Shares
Eagle Asset Mgmt St. Petersburg, FL

39.69%
49,860

100.00%
700
100.00%
700
100.00%
700
LPL Financial San Diego, CA
49.79%
153,864
16.45%
20,670

90.58%
125,133

Raymond James Omnibus Account St. Petersburg, FL
27.90%
86,206
26.15%
32,857
96.74%
41,729
8.41%
11,620

      As of May 31, 2016, the Funds' officers, and the Nominees as a group, beneficially owned less than 1% of each class of the outstanding shares of each Fund.
OTHER MATTERS: FUTURE MEETINGS; SHAREHOLDER PROPOSALS

      The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

      The Funds do not hold annual or other regular meetings of the shareholders. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting of the Funds cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.
By Order of the Board of Trustees, Daniel R. Dzibinski
Secretary
Eagle Capital Appreciation Fund Eagle Growth & Income Fund Eagle Series Trust

Dated: July 22, 2016 St. Petersburg, Florida

A. Purpose

Exhibit A

NOMINATING COMMITTEE CHARTER

      The Boards of Trustees of the investment companies that make up the Eagle Mutual Funds (each a "Trust" and, collectively, the "Trusts") have created a Nominating Committee ("Committee").  The purpose of the Committee is twofold:

1. Identify and recommend for nomination candidates to serve as Board members who are not "interested persons" of the Trusts ("Independent Trustees") as that term is defined in the Investment Company Act of 1940 ("1940 Act"); and

2. Evaluate and make recommendations to the full Board regarding potential Board candidates who are "interested persons" of the Trusts ("Interested Persons") as that term is defined by the 1940 Act.

B. Committee Membership

1. Composition.  The Committee shall be composed solely of Independent Trustees.

2. Compensation. The Board shall determine the compensation of Committee members, including the Committee Chairperson.

3. Selection and Removal. The Board shall appoint members of the Committee and a Chairperson of the Committee for one-year terms. There is no limit on the number of consecutive terms that a Committee member or a Chairperson can serve. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairperson for any reason at any time.

C. Meetings and Procedures

1. Meetings. The Committee shall meet on an as-needed basis to carry out its duties under this Charter. Meetings may be called by the Chairperson of the Committee or by a majority of the Committee members. Meetings shall be chaired by the Chairperson or, in his or her absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.

2. Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to each full Board for its review.

3. Annual Review. The Committee shall review this Charter at least annually and recommend any necessary changes to the Board.

4. Invitations to Meetings. The Committee may request that a non-member with information on a potential Board candidate attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

5. Independent Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of each full Board, to retain special legal, accounting or other advisers. Each Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee.

6. Self-Evaluation. The Committee shall periodically review the effectiveness of the Committee and its members.

D. Responsibility of the Committee

1. Candidate Identification and Recommendation. The Committee shall identify and recommend to the Board the selection and nomination of candidates for Independent Trustee. The Committee shall consider recommendations for potential candidates from any source it deems appropriate - Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate.

2. Candidate Evaluations. The Committee shall evaluate potential candidates' qualifications for Board membership and their independence from each Fund's investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining potential candidates' qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

a. Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Trust's shareholders and to promote the effective operation of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of   expertise;
(5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information;

(7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, "Preliminary Information").

A successful candidate must qualify as an Independent Trustee under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board's overall effectiveness.

b. Submissions by Shareholders of Potential Nominees

The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Trust. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Trust management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in subsection 2.a above.

Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

(1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board's performance of its duties;

(2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Trusts;

(3) submit character references and agree to appropriate background checks;

(4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate's qualifications; and

(6) if nominated and elected, be able to prepare for and attend in person Board and Committee meetings at various locations in the United States.

3. Evaluation of Candidates for Nomination as Interested Trustees. The Committee shall evaluate those Interested Persons who are proposed by management of the Trusts to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

Dated:  August 31, 2004, as revised on November 1, 2008, November 1, 2010 and November 15,
2011.